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                                                                      EXHIBIT 21

                          SUBSIDIARIES OF THE COMPANY

                                                                                   STATE OF
                                     NAME                                        INCORPORATION
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
Youth Services International of Iowa, Inc. ...................................   Maryland
Youth Services International of Tennessee, Inc. ..............................   Maryland
Youth Services International of Maryland, Inc. ...............................   Maryland
Youth Services International of Baltimore, Inc. ..............................   Maryland
Youth Services International of Northern Iowa, Inc. ..........................   Iowa
YSI of Central Iowa, Inc. ....................................................   Iowa
YSI of Utah, Inc. ............................................................   Utah
Youth Services International of South Dakota, Inc. ...........................   South Dakota
Youth Services International of Missouri, Inc. ...............................   Missouri
Southwestern Children's Health Services, Inc. ................................   Arizona
Youth Services International of Texas, Inc. ..................................   Texas
Youth Services International of New Mexico, Inc. .............................   New Mexico
Youth Services International of Delaware, Inc. ...............................   Delaware
YSI Professional Services Group, Inc. ........................................   Maryland
Youth Services International of Florida, Inc. ................................   Florida
Youth Services International of Virginia, Inc. ...............................   Virginia
Development Behavioral Consultants, Inc.(*)...................................   Arizona
Promise House, Inc.(*)........................................................   Arizona

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* Subsidiaries of Southwestern Children's Health Services, Inc.